UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 7, 2007
                                                           -----------

                          Commonwealth Bankshares, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                          01-17377                       54-1460991
----------------------------         ----------------------      ------------------------------
(State or other jurisdiction        (Commission File Number)    (I.R.S. Employer Identification
    No.) of incorporation)


                    403 Boush Street, Norfolk, Virginia 23510
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number including area code:   (757) 446-6900
                                                    -----------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

      On May 7, 2007, Commonwealth Bankshares, Inc. issued a press release announcing the authorization by its Board of Directors for the repurchase of shares of its common stock on the open market or in transactions privately negotiated with shareholders. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated May 7, 2007, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Approves Stock Repurchase."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             Commonwealth Bankshares, Inc.

Date:   May 7, 2007                          By:  /s/ Cynthia A. Sabol, CPA
        ---------------                           ------------------------------
                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                     Chief Financial Officer

                                                                   Exhibit 99.1